Exhibit 10.5

TD02 to IBM OEM Agreement Number: 4905S10262

IBM OEM Software Agreement: 4905S10262

Purchase Commitment Transaction Document - Number 02

Thank you for doing business with IBM.  This is a Transaction Document under the IBM OEM Software Agreement No. 4905S10262 (“Base Agreement”).  This Transaction Document becomes effective when signed by both parties.

Unless this Transaction Document is signed by September 14, 2005, a new Transaction Document must be negotiated.

By signing below for our companies, each of us agrees to the terms of this Transaction Document.  Once signed, both parties agree that 1) any reproduction of the Transaction Document made by reliable means (for example, photocopy or facsimile) is considered an original, unless invalid under local law; 2) this Transaction Document together with the Base Agreement forms a separate agreement (“Agreement”) between the parties, to which all Programs listed in this Transaction Document are subject; and 3) this Transaction Document, together with the Base Agreement, is our complete agreement and replaces all prior oral or written communications between the parties regarding the transactions described in this Transaction Document.

Agreed to:		Agreed to:

International Business Machines Corporation		Lawson Software, Inc.

By:		By:

Name:	Joyce Beeman	Name:

Title:	Contract Administrator	Title:

Date:		Date:

IBM Address:		Lawson Software Address:

11400 Burnet Road		380 St Peter Street
Austin, TX 78758		St. Paul, MN 55102
Attn:	OEM Software Contracts
Internal Zip 0411E034

Lawson

1. Program(s) Prices: You will pay IBM the applicable amount identified below for each IBM Blue Stack made up of the following Program(s) that you distribute, and for each term of Maintenance Renewal/Reinstatement that you purchase.

Part Number	IBM Blue Stack License (including 1 Year of Maintenance for New Customers)
D5ALTLL	WAS NETWORK DEPLOYMENT 5.0 MULTIPLT PROG PK 1 PROC NLV
D50TTLL	WEBSPHERE PORTAL ENABLE MULTIPLATFORMS PROC LIC+SW MAINT 12 MO
D533ILL	IBM TIVOLI DIRECTORY SERVER MGD PROC LIC+SW MAINT 12 MO
D521NLL	IBM TIVOLI LICENSE MANAGER MGD PROC LIC+SW MAINT 12 MO
D51NDLL	DB2 UDB WORKGROUP SERVER UNLIMITED ED PROCESSOR LIC+SW MAINT 12 MO
D54N4LL	RATL APPLICATION DEV FOR WEBSPHERE SW AUTH USER LIC+SW MAINT 12 MO

Part Number	Maintenance Renewal/ Reinstatement*
E1ALVLL	WEBSPHERE APPLICATION SRVR NETWORK DEPLOYMENT PROC ANNUAL SW MAINT RNWL
D5ALWLL	WEBSPHERE APPLICATION SRVR NETWORK DEPLOYMENT PROC SW MAINT REINSTATE 12 MO
E006ZLL	WEBSPHERE PORTAL ENABLE MULTIPLATFORMS PROC ANNUAL SW MAINT RNWL
D51QULL	WEBSPHERE PORTAL ENABLE MULTIPLATFORM PROC ZLINUX SW MAINT REINSTATE 12MO
E013NLL	IBM TIVOLI DIRECTORY SERVERPROCESSOR ANNUAL SW MAINT RNWL
D533JLL	IBM TIVOLI DIRECTORY SERVERPROCESSOR SW MAINT REINSTATE 12 MO
E00HTLL	IBM TIVOLI LICENSE MANAGER CLIENT ANNUAL SW MAINT RNWL
D51L2LL	IBM TIVOLI LICENSE MANAGER CLIENT SW MAINT REINSTATE 12 MO
E00IHLL	DB2 UDB WORKGROUP SERVER UNLIMITED ED PROCESSOR ANNUAL SW MAINT RNWL
D51NFLL	DB2 UDB WORKGROUP SERVER UNLIMITED ED PROCESSOR SW MAINT REINSTATE 12 MO
E01MJLL	RATL APPLICATION DEV FOR WEBSPHERE SW AUTH USER ANNUAL SW MAINT RNWL
D54N5LL	RATL APPLICATION DEV FOR WEBSPHERE SW AUTHUSR SW MAINT REINSTATE 12 MO

*Reinstatement fees shall apply when a Customer has had a gap in Maintenance coverage for more than 30 days

Pricing and Minimum Guarantees:

a.  Pricing:   The royalty and Maintenance fees for each IBM Blue Stack is in the table below:

Customer Type	One-Time Royalty*		Annual Maintenance Fees
New Customer	$	***	***
Existing Customer	$	***	$ ***

Customer Type	Reinstatement Fees (one-time fee)
New Customer Maintenance Reinstatement	$	***
Existing Customer Maintenance Reinstatement	$	***

*No additional royalty payments (excluding Maintenance) will be due IBM when a Customer makes additional purchases from Lawson to run with an existing and paid for IBM Blue Stack.

** Includes the first year of Annual Maintenance Fees.

b.   Minimum Guarantee The minimum amount you are guaranteed to pay IBM during the three-year term of this Transaction Document is $*** determined as follows:

1. $***; and

2. $***.

2. Value-Add Components which must be included in Solutions:

Vendor	Application Description
Lawson Software, Inc.

The Value-Add Components are the Lawson suite of products as they exist as of the effective date of this Transaction Document and will include all future releases, versions and enhancements to such products developed by or on behalf of Lawson. Value-Add Components will also include newly developed products and suites, and any products acquired by Lawson through corporate acquisition, merger, or the purchase of assets of a third party, except products acquired from any company that is (or within the last 12 months was) under contract with IBM to distribute any of the programs in the IBM Blue Stack.

3. Term The term of this Transaction Document will be three (3) years from the date the last party executes it.  Lawson may renew this contract on ninety (90) days written notice prior to the end of the current term, for two (2) additional one (1) year terms for a total of two additional years.  This three (3) year contract and each renewal is a separate Transaction Document.  Each of the two (2) renewals will have the same terms and prices as this Transaction Document, except that no minimum purchase guarantees will apply during any renewal term. You may terminate this Transaction Document without cause on ninety (90) days written notice.  Such termination by Lawson requires the payment of all fees owed for the period in which this Transaction Document was in effect, including all guaranteed payments due prior to the effective date of the termination and a pro-rata share of guaranteed payments for the period in which the contract was in effect. This document is the purchase order for such payments.

For example, if this Transaction Document is terminated by Lawson in ***, the $*** payment will be due plus a pro-rata share of the guaranteed payment of $***  that would have been paid August 31, 2006.

4. Reporting and Purchase Order Requirements:

a)              You shall maintain complete and accurate records indicating by Lawson fiscal quarter, (i) all IBM BlueStack copies distributed during such quarter by you; and (ii) all Maintenance, Maintenance Renewal and Maintenance Reinstatement purchases made for IBM Blue Stack during such quarter. For each such purchase , you shall report Customer name, date sold, Customer Type (Existing or New), IBM Blue Stack components and Value-Added Components licensed.

b)             By the 2nd to last workday of the month after the end of each Lawson fiscal quarter, you agree to submit to IBM the sales report, below and the specific purchases detailed in section 4a that backup the sales report, For the number of IBM Blue Stack Maintenance, Maintenance Renewals/Reinstatement contracted-for in the previous calendar quarter.  This Sales report will be used as the PO.

IBM shall invoice you the applicable fees as per Section 2 of this Transaction Document.  Payment is due within 30 days of receipt of a correct invoice.

Form of Sales Report (“MA” = Maintenance)

Type	Number of Blue Stacks	Fees Due IBM	Customer Transaction Date
New Customer Lic
Existing Customer Lic
Existing Customer MA
Annual renewal New Customer MA
Annual MA renewal Existing Customer MA
MA Reinstatement New Customers
MA Reinstatement Existing Customer Lic.

c)   Guaranteed Payment Schedule:

Transaction	Dec 1, 05 Payment	March 1, 06 March 1, 07 March 1, 08		Aug 31, 06 Aug 31, 07 Aug 29, 08		Sept 1, 06 Sept 1, 07		Dec 1, 06 Dec 1, 07
Existing Customers Royalty Fees	$	$	***	NA		$	***	$	***
		$	***			$	***	$	***
New License Customer Royalty fees Annual minimum	NA	NA		$	***	NA		NA
				$	***
				$	***

d)  Reconciliation for Guaranteed Payments and quarterly reporting:

1.               For New Customers:

During each 12 month period, Lawson agrees to pay IBM a minimum of $*** of royalties for the distribution of IBM Blue Stack to New Customers.  If at the end of a 12-month period, Lawson has paid royalties of less than $***, Lawson will pay IBM the difference between actual royalties paid and $***.  Such bridge payments are non refundable licenses of the IBM Blue Stack that Lawson can distribute to New Customers without the payment of additional royalties to IBM.

2.               For Existing Customers:

In the first month of each Lawson fiscal quarter, Lawson will compare the cumulative number of Existing Customers that have received delivery of the IBM Blue Stack and/or Short Stack since the beginning of this Transaction Document through the prior quarter, multiplied by $*** per such Existing Customer.  The resulting value is then compared with the cumulative minimum royalties for Existing Customers paid to date. If the actual royalties owed are greater than the cumulative minimum royalties paid to date, then Lawson will pay IBM the difference; If the royalties owed are less than the cumulative minimum royalties paid to date, then no additional royalties are due for that quarter. At the end of the 3 year initial term of this Transaction Document, any Existing Customer royalties paid by Lawson as part of the guaranteed minimum payments that are not offset by actual Existing Customer distributions may be distributed by Lawson in future Customer distributions.

The Payment Schedule above is also the purchase order for these payments. No separate PO is required.

e)   The following Media Packs will be shipped for the Programs listed in Section 1:

Media Pack PN	Media Pack Description
BA0BPML	WAS NETWORK DEPLOYMENT 5.1 MULTIPLT 1 PROC NLV MEDIA PK NLV
BA0B3ML	WEBSPHERE PORTAL ENABLE V5.0.2.2 AIX, SOL, WN 2000, LINUX INTEL+ ZSER MP ML
BA0D9ML	IBM TIVOLI DIRECTORY INTEGRATOR V6.0 MULTIOS MEDIA PK MULTILINGUAL
BJ0DKML	IBM TIVOLI LICENSE MANAGER V2.1.0 CD MEDIA PACK MULTI
BB09ZNA	DB2 UDB WORKGROUP SERVER UNLIMITED V8.1 MEDIA PACK ENGLISH
Electronic	RATL APPLICATION DEV FOR WEBSPHERE SW AUTH

f)   You will submit purchase orders, reports, and payments to:

IBM Branch Office JWQ
Accounts Receivable - Internal Zip 261
150 Kettletown Road
Southbury, CT 06488

FAX: (845)491-2779	EMAIL: ibmoemsw@us.ibm.com

IBM may update the fax number and/or address from time to time.

5. Maintenance and Support Services

An initial 12-month term of Maintenance is included for each New Customer license of IBM Blue Stack and/or Short Stack you distribute under this Transaction Document.  The effective date for Maintenance for a license will commence on the 1st day of the following month the license sold.  You may renew Maintenance for each license for an additional consecutive 12-month term for the Maintenance Renewal payment described in Section 1. For licenses on which you have not continually renewed Maintenance, you may reinstate Maintenance in consideration of paying the Maintenance Reinstatement fee as described in Section 1.  You are responsible for documenting and tracking the license distribution dates and Maintenance renewal/reinstatement dates for each Customer.

For each Program license with Maintenance in effect, subject to Section 2.11 in the Base Agreement, IBM will:

a)              Make available to you and authorize you to upgrade to the most current, commercially available version, release, or update, should any be made available;

b)             provide you with assistance for your code related questions; and

c)              provide assistance via telephone and, if available, electronic access, only to your technical support personnel during the normal business hours (published prime shift hours) of your IBM support center. (This assistance is not available to your Customers). IBM provides Severity 1 assistance 24 hours a day, every day of the year.  Consult the IBM Software Support Guide at (http://techsupport.services.ibm.com/guides/contacts.html) for details.

For purposes of this Transaction Document, Section 2.11 of the Base Agreement is deemed modified to require IBM to provide Lawson with no less than 24 months advance written notice of its intention to withdraw any

IBM Blue Stack component from Maintenance.

Maintenance does not include assistance for 1) the design and development of applications, 2) the use of Programs in other than their specified operating environment, or 3) failures caused by products for which IBM is not responsible under this Agreement.

IBM warrants that it provides Maintenance and Support using reasonable care and skill and that Lawson will receive Maintenance and Support services at least equal to Maintenance and Support services provided by IBM, or on behalf of IBM, to any Lawson competitor (e.g., Oracle, PeopleSoft, Microsoft). This warranty is your exclusive warranty regarding Maintenance, and replaces all other warranties or conditions, express or implied, including, but not limited to, the implied warranties or conditions of merchantability and fitness for a particular purpose.

If IBM withdraws Maintenance for a particular Program license, you understand that:

1)              IBM will not make Maintenance renewal available for that Program; and

2)              if you renewed Maintenance for that Program license prior to the notice, IBM, at its sole discretion, will either continue to provide Software Maintenance to you for that Program license until the end of the then current coverage period or give you a prorated refund, unless Lawson elects to receive post-termination Maintenance as provided below in this Section.

Support Responsibilities

For Program licenses covered under Maintenance, you or your distributors will provide Level 1 and 2 Support to Customers.  IBM will provide Level 3 Support to Lawson, and Lawson will be the interface to the Customers for all Level 3 support that IBM provides to you.

In the event of expiration or termination of this Transaction Document you shall have the right to receive continuing Maintenance for licenses distributed under this Transaction Document, pursuant to a separate transaction document to be created at the time (the “Maintenance TD”).  The Maintenance TD will entitle Lawson to Maintenance under the same pricing for 18 months from termination or expiration.

For Program licenses not covered under Maintenance, you or your distributors will provide Level 1 and Level 2 Support to Customers at Lawson’s sole discretion. In such cases, IBM will only provide you access to IBM databases containing information on known Program defects, defect corrections, restrictions, and bypasses for the unmodified portion of Programs. IBM will maintain this information for a minimum of one year after associated distribution to a Customer. You agree to be the interface to Customers for this service. Consult the IBM Software Support Guide for further information at: “http//techsupport.services.ibm.com/guides/handbook.html.”

“Level 1 Support” means the service provided in response to the initial phone call by a Customer which identifies and documents an error in a Program. This includes problem source identification assistance, problem analysis, problem resolution, installation planning information, and preventative and corrective service information.

“Level 2 Support” means the service provided to analyze or repeat the error, or to determine that the error is not repeatable. This service also includes in-depth technical analysis.

“Level 3 Support” means the service provided for fixes, workarounds. This Service also includes in-depth technical analysis and support for fixes and Lawson can call IBM direct access support call center.

6.  Miscellaneous Terms/Conditions

a)              You will receive one copy of the Program(s) and are authorized to make copies of such Program(s) in accordance with the terms of the Base Agreement

b)             All payments are nonrefundable. Upon the expiration or termination of this Transaction Document, Lawson may distribute any paid and undistributed licenses described in Section 4d for an additional 18 months under the Terms of this Agreement.

c)              The license granted to you is a “Restricted License” for the Program(s) listed above which means the Programs may only be used in conjunction with the Value-Added Components.  For example, components of the Program can be used to build a portal to enable personalized views of the Value-Added Components through the portal user interface.  However, the Program can not be used to build or run custom-built portlets that do not include data or actions from the Value-Added Components.

d)             ISV entitlement and use of the WAS ND (D5ALTLL) Program is limited to the J2EE application server and web services content in a single application server deployment environment. Lawson programming model extensions are not restricted.  Use of the clustering, high availability services and programming model extensions are restricted.

e)              The WebSphere Portal components of the Programs are licensed under the terms of the IBM WebSphere Portal - Express for Multiplatforms Processor License Option. However, IBM will provide the media for the IBM WebSphere Portal Enable for Multiplatforms (D50TTLL) in order to provide broader platform support and the most current WebSphere Application Server version support.

f)                In addition to the restrictions on the Program through the IBM WebSphere Portal - Express for Multiplatforms Processor License Option, the following components/capabilities are embedded in the IBM WebSphere Portal Enable for Multiplatforms (D50TTLL) Program but are not licensed as part of this Agreement:  Personalization Rules Engine, Personalization Recommendation Engine, Web Content Management, and WebSphere Translation Server.

g)             IBM will provide training and access to IBM future technology as agreed to in the Master Relationship Agreement between the parties.

h)             IBM will allow you and your Certified Business Partners and other contractors located within the Territory to perform your obligations in connection with the development, testing, marketing, distribution and support of the Solution under the terms and conditions of this Agreement.

i)                 In the event that Lawson merges with or acquires the capital stock or assets of another entity, Lawson may at its option include that entity’s products under this Agreement under terms to be negotiated in good faith between the parties.

j)                 No CPU restrictions (other than on DB2 and RAD).  Limited to one CPU for RAD, and limited to four DB2.

k)              i You agree that you will distribute the Blue Stack in a version of the Solution by no later than ***. It is the intention of the parties that this Solution will include the Next Lawson Foundation Technology with the complete IBM Blue Stack embedded in it, and Lawson will make all reasonable efforts to distribute this version of the Solution by this date. However, the parties acknowledge that if Lawson is unable to distribute the Next Lawson Foundation Technology by ***, (1) it may distribute a Lawson Foundation Technology , which will include at least the Short Stack and (2) Lawson will make all reasonable efforts to distribute Next Lawson Foundation Technology with the complete IBM Blue Stack embedded in it as soon as reasonably practicable thereafter.

ii You agree that you will distribute the complete IBM Blue Stack in the Next Lawson Foundation Technology and in all subsequent releases of the Lawson Foundation Technology during the term of this Agreement.

l)                 Lawson will distribute only the Optimized Programs in the IBM Blue Stack. As of the execution of this agreement, the Value-Added-Components are Optimized to the Short Stack. Upon Optimization of the Value-Add-Components with additional Programs, Lawson will add such Optimized Programs to the IBM Blue Stack and distribute in the Solution. For Customers who receive the Short Stack, Lawson will receive the right to sublicense the remaining Blue Stack Programs ***, once those Programs are part of the Solution.

m)           Lawson will provide the following monthly report by the 10th workday after the end of the month. This report is separate of the financial quarterly reporting.  This reporting is used for upsell by IBM.  You shall report Customer Name, location, Lawson sales rep name, and the Customer type (New or Existing). The Lawson rep will work with IBM on introductions as more fully described in Section 7d below.

n)             No additional fees will be due for Lawson’s internal use of the Programs to provide Marketing, including, training, demonstration, and support for the solution.

o)             Once the initial royalty for the Blue Stack or Short Stack is paid to IBM no additional royalty fees will be due IBM for Lawson or Customers use in development, test, Q&A, evaluation, hot site/cold site disaster recovery, backup, archival, staging or training for the Solution.

p)             This Transaction Document 2 replaces Transaction Document 1, as amended, and closes all obligations of fees that would be owed under it.

q)             You must notify your Customers that RAD includes third party code that can only be used in support of RAD and which is subject to the third party’s license included in the read me file shipped with RAD.

r)                The Territory with this Transaction Document shall be worldwide except were prohibited by law.

7.  Adoption of the Blue Stack.

a)              Lawson will require all New Customers to license the Solution starting no later than ***.

b)             ***

c)              ***

d)             Starting with the execution of this Transaction Document, Lawson agrees to report to IBM on a monthly basis each Customer distribution that includes the IBM Blue Stack or Short Stack in the prior month and agrees to provide introductions, except when asked by customer not to make introductions, between the appropriate IBM rep and customer contact should there be a request. Report will include Customer Name, contact name, email, phone, address, special instructions if any and Lawson products distributed.

e)              Lawson agrees to co-develop Rules of Engagement including a sales engagement model to be shared by Lawson and IBM Sales.

f)                As part of the sales engagement model, Lawson will participate in regular joint pipeline calls with IBM by geography, to discuss sales opportunities that will or may use the Solution.

g)             Starting with the execution of this Transaction Document, Lawson will produce and continue to enhance a documented technical roadmap that outlines their existing product adoption commitments, and to share it with IBM, and when reasonably appropriate prospects and IBM customers under NDA. IBM will not communicate this technical roadmap directly with any Lawson Customers or prospects or Lawson competitors.

h)             Starting with the execution of this Transaction Document, Lawson and IBM will work together to identify, encourage and support key early adopters among the Existing Customers to provide early references of the Solution.

8. Word definitions.

For purposes of this Transaction Document, the following definitions apply:

a)              “Existing Customer” shall mean a Lawson client that has contracted to receive software from Lawson prior to the effective date of this Transaction Document.

b)             “New Customer” shall mean any customer that is not an Existing Customer and which licenses the Solution.

c)              “Solution” shall mean the offering that is created when (i) Lawson’s Value-Added Components are Optimized with all components of the IBM Blue Stack, and (ii) the Optimized Lawson Value-Added Components are made generally available by Lawson.

d)             Term “IBM Blue Stack” is a group of programs. The Blue Stack is Includes these 6 products. D5ALTTL, D50TTLL, D533ILL, D521NLL, D51NDLL, D54N4LL. The IBM Blue Stack also includes all updates , versions, releases and other enhancements made available by IBM during the term.

e)              “Lawson Foundation Technology” is Lawson’s software used as the common middleware infrastructure that supports Lawson’s business applications.

f)                The “Next Lawson Foundation Technology” is the next major release of the Lawson Foundation Technology after the release that first included the Short Stack.

g)             Short Stack” is a partial IBM Blue Stack that includes the following IBM Programs: DB2, WAS and Tivoli Directory Server (D5ATLL,D533ILL,D51DLL).

9. Contract Coordinators:

	For IBM:	For you:
Name	Joyce Beeman	VP Alliances
Company	IBM Corporation	Lawson Software, Inc.
Address	11400 Burnet Rd Internal Zip 0411E034	380 St. Peter Street
City, ST	Austin, TX 78758	St. Paul, MN 55102
Telephone:	1-877-572-9251	651-767-7000
Fax:	417-781-0030	651-767-5336
E-Mail:	joycebee@us.ibm.com	steven.borsch@lawson.com

IBM OEM Registration Form

Please provide all requested information in order to be registered or to update your information.

The Primary Contact must complete and submit to the IBM account representative this registration form at the time of contract signing. Failure to do so may result in delay in registering maintenance authorization.

For each contact information box below, please complete all details. By completing this form and providing us with information on behalf of other individuals in your organization, you certify that you have confirmed that they agree to your providing their data on the form.

Primary Contact (required): IBM will consider the contact you designate in this information box to be the primary contact. All correspondence, other than correspondence related to maintenance renewals, will be sent to the attention of the Primary Contact. If the Primary Contact is the only contact specified, IBM may consider the Primary Contact to be the sole contact for all purposes. (No Post Office Boxes, please)

Company Name: Lawson Software, Inc.
Contact Name: David Gagne
Street Address: 380 St. Peter Street
City:State/Province:ZIP Code/Postal Code: St Paul, MN 55102
Country: USA
Telephone/Ext.:Fax: 651-767-7000
E-mail Address: davidgagne@lawson.com
IBM Customer Number: 5079378

Software Maintenance Media Shipping Contact (if different from Primary Contact above):

Note: You are eligible to receive one set of media for Programs covered by such maintenance when Programs are revised and become commercially available. Program upgrade media will be shipped to the contact at the address indicated below. Maintenance coverage must be active in order for the upgrade(s) to be shipped. Please note: A Post Office Box is not a valid ship-to address.

Company Name: Lawson
Contact Name: Kathleen Springfield
Street Address: Same as above
City:State/Province:ZIP Code/Postal Code:
Country
Telephone/Ext.:Fax:
E-mail Address:
IBM Customer Number: 5079378

Maintenance Renewal Contact (if different from Primary Contact above): The contact you designate in this information box is the person responsible for assisting with maintenance renewals.

Company Name:
Contact Name:
Street Address:
City:State/Province:ZIP Code/Postal Code:
Country
Telephone/Ext.:Fax:
E-mail Address:
IBM Customer Number:

Site Technical Contact (if different from Primary Contact above): The Site Technical Contact specified below is responsible for overall support compliance, maintaining the authorized caller list, and coordinating distribution of the technical support access information to the authorized callers of this site.

Company Name.
Contact Name:
Street Address:
City:State/Province:ZIP Code/Postal Code:
Country
Telephone/Ext.:Fax:
E-mail Address:
IBM Customer Number:

Billing Contact (if different from Primary Contact above): The contact you designate in this information box is the person you want to receive, where applicable, billing communications.

Company Name:Name required here as well.
Contact Name:
Street Address:
City:State/Province:ZIP Code/Postal Code:
Country
Telephone/Ext.:Fax:
E-mail Address:
IBM Customer Number: